Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. THIRD QUARTER 2022 Exhibit 99.2Detroit, MI

Supplemental Q3 2022 2 Table of Contents CORPORATE INFORMATION Company Profile ................................................................................................................................................................................................. 3 Investor Information .......................................................................................................................................................................................... 4 Research Coverage ........................................................................................................................................................................................... 5 FINANCIALS Key Financial Data.............................................................................................................................................................................................. 6 Condensed Consolidated Balance Sheets ................................................................................................................................................... 7 Condensed Consolidated Statements of Income (Loss) ............................................................................................................................ 8 Debt Summary .................................................................................................................................................................................................... 9 Debt Maturity Schedule .................................................................................................................................................................................... 10 Leverage Ratios, Coverage Ratios and Public Debt Covenants ............................................................................................................... 11 Capital Expenditures Summary and Significant Redevelopment Information ...................................................................................... 12 Property Acquisitions and Dispositions Information Since January 1, 2022 .......................................................................................... 13 Investments in Unconsolidated Joint Ventures ............................................................................................................................................ 14 Calculation and Reconciliation of NOI and Cash Basis NOI ...................................................................................................................... 15 Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI .............................................................. 16 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre ....................................................................................................................... 17 Calculation of FFO, Normalized FFO and CAD ........................................................................................................................................... 18 PORTFOLIO INFORMATION Summary Same Property Results .................................................................................................................................................................... 19 Occupancy and Leasing Summary ................................................................................................................................................................. 20 Tenant Diversity and Credit Characteristics.................................................................................................................................................. 21 Tenants Representing 1% or More of Total Annualized Rental Income .................................................................................................. 22 Lease Expiration Schedule ............................................................................................................................................................................... 23 NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS ......................................................................................................................... 24 WARNING CONCERNING FORWARD-LOOKING STATEMENTS ............................................................................................................................. 26 Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document. Unless otherwise noted, all data presented in this supplemental operating and financial data report excludes three properties, which are encumbered by $82.0 million of mortgage notes, owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 14 for information regarding these joint ventures and related mortgage notes.

Supplemental Q3 2022 3 The Company: Office Properties Income Trust, or OPI, we, our, or us, is a real estate investment trust, or REIT, focused on owning and leasing high quality office properties to tenants with high credit quality characteristics in select, growth-oriented U.S. markets. The majority of our properties are office buildings. OPI is included in 159 market indices and comprises more than 1% of the following indices as of September 30, 2022: BI North America Office REIT Valuation Peers (BROFFRTV), Bloomberg Real Estate Investment Trust Mid Cap Index (BBREMIDC), Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), Invesco S&P SmallCap Low Volatility ETF INAV Index (XSLVIV), Invesco S&P SmallCap Financials ETF INAV Index (PSCFIV) and Hoya Capital High Dividend Yield Index (GTR) (RIET). Management: OPI is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of September 30, 2022, RMR had over $37 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, 2,100 properties and over 38,000 employees. We believe that being managed by RMR is a competitive advantage for OPI because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self managed. RETURN TO TABLE OF CONTENTS Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (617) 219-1440 Stock Exchange Listing: Nasdaq Trading Symbols: Common Shares: OPI Senior Unsecured Notes due 2050: OPINL Snapshot (as of September 30, 2022): Total properties: 162 Rentable sq. ft.: 21.2 million Percent leased: 90.7% Company Profile

Supplemental Q3 2022 4 Board of Trustees Donna D. Fraiche Barbara D. Gilmore John L. Harrington Independent Trustee Independent Trustee Independent Trustee William A. Lamkin Elena B. Poptodorova Jeffrey P. Somers Independent Trustee Lead Independent Trustee Independent Trustee Mark A. Talley Jennifer B. Clark Adam D. Portnoy Independent Trustee Managing Trustee Chair of the Board & Managing Trustee Executive Officers Christopher J. Bilotto Matthew C. Brown President and Chief Operating Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Office Properties Income Trust Financial, investor and media inquiries should be directed to: Two Newton Place Kevin Barry, Director, Investor Relations, 255 Washington Street, Suite 300 at (617) 219-1410 or kbarry@opireit.com Newton, MA 02458-1634 (617) 219-1410 ir@opireit.com www.opireit.com Investor Information RETURN TO TABLE OF CONTENTS Fort Mill, SC

Supplemental Q3 2022 5 Equity Research Coverage B. Riley Securities, Inc. BofA Securities Bryan Maher Camille Bonnel bmaher@brileyfin.com camille.bonnel@bofa.com (646) 885-5423 (416) 369-2140 Morgan Stanley RBC Capital Markets Ronald Kamdem Michael Carroll ronald.kamdem@morganstanley.com michael.carroll@rbccm.com (212) 296-8319 (440) 715-2649 Rating Agencies Moody's Investors Service S&P Global Lori Marks Alan Zigman lori.marks@moodys.com alan.zigman@spglobal.com (212) 553-0376 (416) 507-2556 OPI is followed by the analysts and its credit is rated by the rating agencies listed on this page. Please note that any opinions, estimates or forecasts regarding OPI’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of OPI or its management. OPI does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. Research Coverage Issuer Ratings: Moody's: Baa3 S&P Global: BBB- RETURN TO TABLE OF CONTENTS

Supplemental Q3 2022 6 As of and for the Three Months Ended As of 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 9/30/2022 Selected Balance Sheet Data: Capitalization: Total gross assets $ 4,507,422 $ 4,578,277 $ 4,703,791 $ 4,737,595 $ 4,699,286 Total common shares (at end of period) 48,566,206 Total assets $ 3,968,986 $ 4,062,658 $ 4,197,693 $ 4,241,683 $ 4,239,878 Closing price (at end of period) $ 14.05 Total liabilities $ 2,562,821 $ 2,647,208 $ 2,740,611 $ 2,744,974 $ 2,733,898 Equity market capitalization (at end of period) $ 682,355 Total shareholders' equity $ 1,406,165 $ 1,415,450 $ 1,457,082 $ 1,496,709 $ 1,505,980 Debt (principal balance) 2,419,901 Total market capitalization $ 3,102,256 Selected Income Statement Data: Rental income $ 137,683 $ 141,316 $ 147,354 $ 147,287 $ 147,572 Liquidity: Net income (loss) $ 16,964 $ (16,056) $ (13,407) $ 16,945 $ 3,712 Cash and cash equivalents $ 14,005 NOI $ 85,546 $ 92,416 $ 96,481 $ 92,379 $ 93,579 Availability under $750,000 unsecured revolving credit facility 615,000 Adjusted EBITDAre $ 79,957 $ 86,422 $ 91,241 $ 86,304 $ 87,604 FFO $ 53,802 $ 58,622 $ 62,722 $ 62,567 $ 63,951 Total liquidity $ 629,005 Normalized FFO $ 53,802 $ 58,923 $ 62,722 $ 58,083 $ 59,598 CAD $ 28,072 $ 37,823 $ 51,006 $ 42,649 $ 30,877 Rolling four quarter CAD $ 159,550 $ 162,355 $ 158,363 $ 155,009 $ 154,704 Per Common Share Data (basic and diluted): Net income (loss) $ 0.35 $ (0.33) $ (0.28) $ 0.35 $ 0.08 FFO $ 1.11 $ 1.21 $ 1.30 $ 1.30 $ 1.33 Normalized FFO $ 1.11 $ 1.22 $ 1.30 $ 1.20 $ 1.24 CAD $ 0.58 $ 0.78 $ 1.06 $ 0.88 $ 0.64 Rolling four quarter CAD $ 3.30 $ 3.36 $ 3.28 $ 3.21 $ 3.21 Dividends: Annualized dividends paid per share during the period $ 2.20 $ 2.20 $ 2.20 $ 2.20 $ 2.20 Annualized dividend yield (at end of period) 15.7% 11.0% 8.6% 8.9% 8.7% Normalized FFO payout ratio 49.5% 45.1% 42.3% 45.8% 44.4% Rolling four quarter CAD payout ratio 66.7% 65.5% 67.1% 68.5% 68.5% (dollars in thousands, except per share data) RETURN TO TABLE OF CONTENTS Key Financial Data

Supplemental Q3 2022 7 September 30, December 31, 2022 2021 ASSETS Real estate properties: Land $ 826,948 $ 874,108 Buildings and improvements 3,049,397 3,036,978 Total real estate properties, gross 3,876,345 3,911,086 Accumulated depreciation (538,436) (495,912) Total real estate properties, net 3,337,909 3,415,174 Assets of properties held for sale 4,498 26,598 Investments in unconsolidated joint ventures 35,070 34,838 Acquired real estate leases, net 396,263 505,629 Cash and cash equivalents 14,005 83,026 Restricted cash 1,520 1,489 Rents receivable 105,391 112,886 Due from related persons 464 — Deferred leasing costs, net 63,951 53,883 Other assets, net 9,915 8,160 Total assets $ 3,968,986 $ 4,241,683 LIABILITIES AND SHAREHOLDERS’ EQUITY Unsecured revolving credit facility $ 135,000 $ — Senior unsecured notes, net 2,185,974 2,479,772 Mortgage notes payable, net 72,841 98,178 Liabilities of properties held for sale 1,217 594 Accounts payable and other liabilities 152,945 142,609 Due to related persons — 6,787 Assumed real estate lease obligations, net 14,844 17,034 Total liabilities 2,562,821 2,744,974 Commitments and contingencies Shareholders’ equity: Common shares of beneficial interest, $.01 par value: 200,000,000 shares authorized, 48,566,206 and 48,425,665 shares issued and outstanding, respectively 486 484 Additional paid in capital 2,619,041 2,617,169 Cumulative net income 163,216 175,715 Cumulative common distributions (1,376,578) (1,296,659) Total shareholders’ equity 1,406,165 1,496,709 Total liabilities and shareholders’ equity $ 3,968,986 $ 4,241,683 Condensed Consolidated Balance Sheets (dollars in thousands, except per share data) RETURN TO TABLE OF CONTENTS Atlanta, GA

Supplemental Q3 2022 8 Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Rental income $ 137,683 $ 147,572 $ 426,353 $ 429,195 Expenses: Real estate taxes 16,414 20,067 49,642 52,133 Utility expenses 7,986 7,389 20,671 19,131 Other operating expenses 27,737 26,537 81,597 76,874 Depreciation and amortization 52,988 59,533 170,993 178,991 Loss on impairment of real estate — (3) 21,820 55,854 Acquisition and transaction related costs (1) — — 224 — General and administrative (2) 6,564 448 19,353 24,690 Total expenses 111,689 113,971 364,300 407,673 Gain on sale of real estate 16,925 36 7,437 54,154 Interest and other income 56 — 73 7 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $2,176, $2,442, $6,946 and $7,366, respectively) (24,969) (26,929) (78,923) (84,728) Loss on early extinguishment of debt — (2,274) (77) (14,068) Income (loss) before income tax expense and equity in net losses of investees 18,006 4,434 (9,437) (23,113) Income tax expense (90) (34) (431) (348) Equity in net losses of investees (952) (688) (2,631) (1,664) Net income (loss) $ 16,964 $ 3,712 $ (12,499) $ (25,125) Weighted average common shares outstanding (basic) 48,286 48,211 48,260 48,179 Weighted average common shares outstanding (diluted) 48,286 48,244 48,260 48,179 Per common share amounts (basic and diluted): Net income (loss) $ 0.35 $ 0.08 $ (0.27) $ (0.52) Additional Data: General and administrative expenses / total assets (at end of period) 0.17% 0.01% 0.49% 0.58% Non-cash straight line rent adjustments included in rental income $ 1,765 $ 3,924 $ 7,226 $ 13,128 Lease value amortization included in rental income $ (204) $ (447) $ (780) $ (1,836) Lease termination fees included in rental income $ 83 $ 55 $ 7,200 $ 55 Non-cash amortization included in other operating expenses (3) $ 121 $ 121 $ 363 $ 363 Non-cash amortization included in general and administrative expenses (3) $ 151 $ 151 $ 453 $ 453 Condensed Consolidated Statements of Income (Loss) (amounts in thousands, except per share data) RETURN TO TABLE OF CONTENTS (1) Acquisition and transaction related costs for the nine months ended September 30, 2022 represent costs related to an acquisition opportunity that did not materialize. (2) Incentive fees under our business management agreement with RMR are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income (loss). In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include such expense in the calculations of Adjusted EBITDAre or Normalized FFO until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. No estimated business management incentive fee expense was included in net income (loss) for the three and nine months ended September 30, 2022. Net income for the three months ended September 30, 2021 includes the reversal of $6,627 of previously accrued estimated business management incentive fee expense. Net loss for the nine months ended September 30, 2021 includes $4,484 of estimated business management incentive fee expense. (3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in The RMR Group Inc., or RMR Inc., common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively.

Supplemental Q3 2022 9 Fixed vs. Variable Rate Debt Fixed 94.4% Variable 5.6% Coupon Rate (1) Interest Rate (2) Principal Balance Maturity Date Due at Maturity Years to Maturity Unsecured Floating Rate Debt: $750,000 unsecured revolving credit facility (3) (4) 3.918% 3.918% $ 135,000 1/31/2023 $ 135,000 0.3 Unsecured Fixed Rate Debt: Senior unsecured notes due 2024 4.250% 4.404% 350,000 5/15/2024 350,000 1.6 Senior unsecured notes due 2025 4.500% 4.521% 650,000 2/1/2025 650,000 2.3 Senior unsecured notes due 2026 2.650% 2.815% 300,000 6/15/2026 300,000 3.7 Senior unsecured notes due 2027 2.400% 2.541% 350,000 2/1/2027 350,000 4.3 Senior unsecured notes due 2031 3.450% 3.550% 400,000 10/15/2031 400,000 9.0 Senior unsecured notes due 2050 6.375% 6.375% 162,000 6/23/2050 162,000 27.7 Subtotal / weighted average 3.825% 3.918% 2,212,000 2,212,000 5.8 Secured Fixed Rate Debt: Mortgage debt - One property in Chicago, IL 3.700% 4.210% 50,000 6/1/2023 50,000 0.7 Mortgage debt - One property in Washington, DC (5) 4.800% 4.190% 22,901 6/1/2023 22,584 0.7 Subtotal / weighted average 4.046% 4.204% 72,901 72,584 0.7 Total / weighted average 3.837% 3.927% $ 2,419,901 $ 2,419,584 5.3 See accompanying notes on the following page. Secured vs. Unsecured Debt Unsecured 97.0% Secured 3.0% Debt Summary As of September 30, 2022 (dollars in thousands) RETURN TO TABLE OF CONTENTS

Supplemental Q3 2022 10 $135,000 $350,000 $650,000 $300,000 $912,000 Unsecured Floating Rate Debt Unsecured Fixed Rate Debt Secured Fixed Rate Debt 2022 2023 2024 2025 2026 2027 and thereafter $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 Year Unsecured Floating Rate Debt Unsecured Fixed Rate Debt Secured Fixed Rate Debt Total Debt % of Total Debt 2022 $ — $ — $ 117 $ 117 —% 2023 135,000 — 72,784 207,784 8.6% 2024 — 350,000 — 350,000 14.4% 2025 — 650,000 — 650,000 26.9% 2026 — 300,000 — 300,000 12.4% 2027 and thereafter — 912,000 — 912,000 37.7% Total principal balance $ 135,000 $ 2,212,000 $ 72,901 $ 2,419,901 100.0% Percent of total principal balance 5.6% 91.4% 3.0% 100.0% $72,784 RETURN TO TABLE OF CONTENTS Debt Maturity Schedule As of September 30, 2022 (dollars in thousands) (6) (6) (1) Reflects the interest rate stated in, or determined pursuant to, the contract terms. (2) Includes the effect of mark to market accounting for certain mortgages and discounts and premiums on senior unsecured notes. Excludes the effect of debt issuance costs amortization. (3) We are required to pay interest on borrowings under our revolving credit facility at a rate of LIBOR plus a premium of 110 basis points per annum. We also pay a facility fee of 25 basis points per annum on the total amount of lending commitments under our revolving credit facility. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The interest rate listed is as of September 30, 2022 and excludes the 25 basis point facility fee. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date of our revolving credit facility by two additional six month periods. (4) The maximum aggregate borrowing availability under the credit agreement governing our revolving credit facility may be increased to up to $1,950,000 in certain circumstances. (5) In October 2022, we prepaid $22,901 of secured fixed rate debt with a June 2023 maturity, at a discounted amount of $22,176 plus accrued interest. (6) Represents the amount, if any, outstanding under our revolving credit facility at September 30, 2022. (7) Represents Secured Fixed Rate Debt payments in 2022. . $117 (7) (5) (5)

Supplemental Q3 2022 11 Leverage Ratios, Coverage Ratios and Public Debt Covenants RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Leverage Ratios: Net debt / total gross assets 53.4% 54.4% 53.4% 53.3% 54.4% Net debt / gross book value of real estate assets 47.7% 49.4% 49.1% 49.0% 50.4% Secured debt / total assets 1.8% 1.8% 2.3% 2.3% 2.3% Variable rate debt / net debt 5.6% 9.2% 0.0% 0.0% 0.0% Coverage Ratios: Adjusted EBITDAre / interest expense 3.2x 3.3x 3.3x 3.1x 3.3x Net debt / rolling four quarter Adjusted EBITDAre 7.0x 7.1x 7.2x 7.2x 7.2x Public Debt Covenants: Total debt / adjusted total assets (maximum 60.0%) 47.4% 48.4% 49.2% 49.2% 49.9% Secured debt / adjusted total assets (maximum 40.0%) 1.4% 1.4% 1.8% 1.9% 1.9% Consolidated income available for debt service / debt service (minimum 1.50x) 3.2x 3.4x 3.5x 3.5x 3.6x Total unencumbered assets / unsecured debt (minimum 150.0%) 209.5% 204.9% 200.7% 200.7% 197.8% (1) The ratio of net debt / annualized Adjusted EBITDAre for the three months ended September 30, 2022 was 7.5x. (1) Phoenix, AZ

Supplemental Q3 2022 12 For the Three Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Lease related costs $ 17,297 $ 16,131 $ 8,664 $ 7,492 $ 17,074 Building improvements 8,585 4,702 2,783 8,545 9,267 Recurring capital expenditures 25,882 20,833 11,447 16,037 26,341 Development, redevelopment and other activities 36,811 40,302 37,524 25,327 13,272 Total capital expenditures $ 62,693 $ 61,135 $ 48,971 $ 41,364 $ 39,613 Average rentable sq. ft. during period 21,851 22,716 23,106 23,273 23,683 Building improvements per average sq. ft. during period $ 0.39 $ 0.21 $ 0.12 $ 0.37 $ 0.39 Capital Expenditures Summary and Significant Redevelopment Information (dollars and sq. ft. in thousands, except per sq. ft. data) RETURN TO TABLE OF CONTENTS Address Location Sq. Ft. Estimated Project Costs (2) Total Costs Incurred Estimated Completion (3) 20 Massachusetts Avenue (1) Washington, D.C. 340 $ 215,000 $ 125,667 Q2 2023 351, 401, 501 Elliott Ave West Seattle, WA 300 162,000 27,934 Q2 2023 Total significant redevelopment projects 640 $ 377,000 $ 153,601 Significant Redevelopment Information as of September 30, 2022 (1) Upon completion of this redevelopment project, the property will contain approximately 430 rentable sq. ft. (2) Estimated project costs include future, estimated lease related costs that will be incurred subsequent to the estimated completion date. (3) Estimated completion date can depend on various factors, including when lease agreements are signed with tenants. Therefore, the actual completion dates may vary. Capital Expenditures Summary Montgomery, AL

Supplemental Q3 2022 13 Acquisitions: We have not acquired any properties since January 1, 2022. Dispositions: Date Sold Location Number of Properties Sq. Ft. Gross Sales Price 1/14/2022 Rockville, MD 1 129 $ 6,750 2/10/2022 Chesapeake, VA 2 172 18,945 3/31/2022 Milwaukee, WI 1 29 3,775 5/10/2022 Holtsville, NY 1 264 28,500 6/28/2022 Fairfax, VA 1 184 19,750 7/11/2022 Houston, TX 1 206 9,800 8/24/2022 Birmingham, AL 3 448 16,050 8/29/2022 Erlanger, KY 1 86 2,600 9/13/2022 Chesapeake, VA 2 214 24,000 9/16/2022 Everett, WA 2 112 31,500 9/16/2022 Salem, OR 1 233 34,250 Total 16 2,077 $ 195,920 Property Acquisitions and Dispositions Information Since January 1, 2022 (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS Fort Mill, SC

Supplemental Q3 2022 14 Unconsolidated Joint Ventures: Joint Venture OPI Ownership OPI Investment Number of Properties Location Sq. Ft. Occupancy Weighted Average Remaining Lease Term (1) Prosperity Metro Plaza 51% $ 19,586 2 Fairfax, VA 329 74.9% 3.4 years 1750 H Street, NW 50% 15,484 1 Washington, D.C. 115 37.8% 10.1 years Total / Weighted Average $ 35,070 3 444 65.3% 4.5 years (1) Lease term is weighted based on annualized rental income. (2) Includes the effect of interest rate protection and mark to market accounting. (3) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the applicable joint venture; none of the debt is recourse to us. (4) The mortgage loan requires interest-only payments through December 2024, at which time the loan requires principal and interest payments through its maturity date. (5) Reflects our proportionate share of operating results based on our ownership percentage of the respective joint ventures. (6) Includes interest expense, net of other income. (7) Our unconsolidated joint ventures report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to the unconsolidated joint ventures by their tenants, as well as the net effect of non- cash amortization of intangible lease assets and liabilities. Investments in Unconsolidated Joint Ventures As of September 30, 2022 (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS Results of Operations - Unconsolidated Joint Ventures: (5) For the Three Months Ended September 30, 2022 For the Nine Months Ended September 30, 2022 Prosperity Metro Plaza 1750 H Street, NW Total Prosperity Metro Plaza 1750 H Street, NW Total Equity in losses $ (421) $ (531) $ (952) $ (1,035) $ (1,596) $ (2,631) Depreciation and amortization 653 122 775 1,905 364 2,269 Other expenses, net (6) 251 149 400 765 465 1,230 NOI 483 (260) 223 1,635 (767) 868 Lease value amortization included in rental income (7) (1) — (1) (3) — (3) Non-cash straight line rent adjustments included in rental income (7) (90) (18) (108) (95) (14) (109) Cash Basis NOI $ 392 $ (278) $ 114 $ 1,537 $ (781) $ 756 Distributions received / (contributions) paid by OPI $ — $ (712) $ (712) $ 51 $ (2,914) $ (2,863) Outstanding Unconsolidated Debt: Joint Venture OPI Ownership Interest Rate (2) Maturity Date Principal Balance Annualized Debt Service Principal Balance at Maturity OPI Share of Principal Balance (3) Prosperity Metro Plaza (4) 51% 4.090% 12/1/2029 $ 50,000 $ 2,045 $ 45,246 $ 25,500 1750 H Street, NW 50% 3.690% 8/1/2024 32,000 1,181 32,000 16,000 Total / Weighted Average 3.934% $ 82,000 $ 3,226 $ 77,246 $ 41,500

Supplemental Q3 2022 15 For the Three Months Ended For the Nine Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 9/30/2022 9/30/2021 Calculation of NOI and Cash Basis NOI: Rental income $ 137,683 $ 141,316 $ 147,354 $ 147,287 $ 147,572 $ 426,353 $ 429,195 Property operating expenses (52,137) (48,900) (50,873) (54,908) (53,993) (151,910) (148,138) NOI 85,546 92,416 96,481 92,379 93,579 274,443 281,057 Non-cash straight line rent adjustments included in rental income (1,765) (2,775) (2,686) (2,240) (3,924) (7,226) (13,128) Lease value amortization included in rental income 204 233 343 452 447 780 1,836 Lease termination fees included in rental income (83) (2,175) (4,942) (761) (55) (7,200) (55) Non-cash amortization included in property operating expenses (1) (121) (121) (121) (121) (121) (363) (363) Cash Basis NOI $ 83,781 $ 87,578 $ 89,075 $ 89,709 $ 89,926 $ 260,434 $ 269,347 Reconciliation of Net Income (Loss) to NOI and Cash Basis NOI: Net income (loss) $ 16,964 $ (16,056) $ (13,407) $ 16,945 $ 3,712 $ (12,499) $ (25,125) Equity in net losses of investees 952 833 846 837 688 2,631 1,664 Income tax expense (benefit) 90 (190) 531 (97) 34 431 348 Income (loss) before income tax expense (benefit) and equity in net losses of investees 18,006 (15,413) (12,030) 17,685 4,434 (9,437) (23,113) Loss on early extinguishment of debt — 77 — — 2,274 77 14,068 Interest expense 24,969 26,515 27,439 27,657 26,929 78,923 84,728 Interest and other income (56) (16) (1) — — (73) (7) (Gain) loss on sale of real estate (16,925) 11,637 (2,149) (24,200) (36) (7,437) (54,154) General and administrative 6,564 7,083 5,706 2,168 448 19,353 24,690 Acquisition and transaction related costs (2) — 224 — — — 224 — Loss on impairment of real estate — 4,773 17,047 6,566 (3) 21,820 55,854 Depreciation and amortization 52,988 57,536 60,469 62,503 59,533 170,993 178,991 NOI 85,546 92,416 96,481 92,379 93,579 274,443 281,057 Non-cash amortization included in property operating expenses (1) (121) (121) (121) (121) (121) (363) (363) Lease termination fees included in rental income (83) (2,175) (4,942) (761) (55) (7,200) (55) Lease value amortization included in rental income 204 233 343 452 447 780 1,836 Non-cash straight line rent adjustments included in rental income (1,765) (2,775) (2,686) (2,240) (3,924) (7,226) (13,128) Cash Basis NOI $ 83,781 $ 87,578 $ 89,075 $ 89,709 $ 89,926 $ 260,434 $ 269,347 (1) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses. (2) For more information regarding acquisition and transaction related costs, see footnote (1) on page 8. Calculation and Reconciliation of NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS

Supplemental Q3 2022 16 For the Three Months Ended For the Nine Months Ended 9/30/2022 9/30/2021 9/30/2022 9/30/2021 Reconciliation of NOI to Same Property NOI: Rental income $ 137,683 $ 147,572 $ 426,353 $ 429,195 Property operating expenses (52,137) (53,993) (151,910) (148,138) NOI 85,546 93,579 274,443 281,057 Less: NOI of properties not included in same property results (1,199) (7,811) (34,793) (37,713) Same Property NOI $ 84,347 $ 85,768 $ 239,650 $ 243,344 Calculation of Same Property Cash Basis NOI: Same Property NOI $ 84,347 $ 85,768 $ 239,650 $ 243,344 Add: Lease value amortization included in rental income 180 352 1,105 1,504 Less: Non-cash straight line rent adjustments included in rental income (1,817) (3,674) (6,237) (12,209) Lease termination fees included in rental income (83) (55) (3,465) (55) Non-cash amortization included in property operating expenses (1) (109) (98) (313) (273) Same Property Cash Basis NOI $ 82,518 $ 82,293 $ 230,740 $ 232,311 (1) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in other operating expenses. Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS Miami, FL

Supplemental Q3 2022 17 For the Three Months Ended For the Nine Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 9/30/2022 9/30/2021 Net income (loss) $ 16,964 $ (16,056) $ (13,407) $ 16,945 $ 3,712 $ (12,499) $ (25,125) Add (less): Interest expense 24,969 26,515 27,439 27,657 26,929 78,923 84,728 Income tax expense (benefit) 90 (190) 531 (97) 34 431 348 Depreciation and amortization 52,988 57,536 60,469 62,503 59,533 170,993 178,991 EBITDA 95,011 67,805 75,032 107,008 90,208 237,848 238,942 Add (less): Loss on impairment of real estate — 4,773 17,047 6,566 (3) 21,820 55,854 (Gain) loss on sale of real estate (16,925) 11,637 (2,149) (24,200) (36) (7,437) (54,154) Distributions received from unconsolidated joint ventures — — 51 153 153 51 459 Equity in losses of unconsolidated joint ventures 952 833 846 837 688 2,631 1,664 EBITDAre 79,038 85,048 90,827 90,364 91,010 254,913 242,765 Add (less): Acquisition and transaction related costs (1) — 224 — — — 224 — General and administrative expense paid in common shares (2) 919 1,073 414 424 947 2,406 2,444 Estimated business management incentive fees (3) — — — (4,484) (6,627) — 4,484 Loss on early extinguishment of debt — 77 — — 2,274 77 14,068 Adjusted EBITDAre $ 79,957 $ 86,422 $ 91,241 $ 86,304 $ 87,604 $ 257,620 $ 263,761 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre (dollars in thousands) (1) For more information regarding acquisition and transaction related costs, see footnote (1) on page 8. (2) Amounts represent equity based compensation to our Trustees, our officers and certain other employees of RMR. (3) For more information regarding business management incentive fees, see footnote (2) on page 8. RETURN TO TABLE OF CONTENTS

Supplemental Q3 2022 18 For the Three Months Ended For the Nine Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 9/30/2022 9/30/2021 Net income (loss) $ 16,964 $ (16,056) $ (13,407) $ 16,945 $ 3,712 $ (12,499) $ (25,125) Add (less): Depreciation and amortization: Consolidated properties 52,988 57,536 60,469 62,503 59,533 170,993 178,991 Unconsolidated joint venture properties 775 732 762 753 745 2,269 2,674 Loss on impairment of real estate — 4,773 17,047 6,566 (3) 21,820 55,854 (Gain) loss on sale of real estate (16,925) 11,637 (2,149) (24,200) (36) (7,437) (54,154) FFO 53,802 58,622 62,722 62,567 63,951 175,146 158,240 Add (less): Acquisition and transaction related costs (1) — 224 — — — 224 — Loss on early extinguishment of debt — 77 — — 2,274 77 14,068 Estimated business management incentive fees (2) — — — (4,484) (6,627) — 4,484 Normalized FFO 53,802 58,923 62,722 58,083 59,598 175,447 176,792 Add (less): Non-cash expenses (3) (640) (192) (465) (251) 433 (1,297) 1,236 Distributions from unconsolidated joint ventures — — 51 153 153 51 459 Depreciation and amortization - unconsolidated joint ventures (775) (732) (762) (753) (745) (2,269) (2,674) Equity in net losses of investees 952 833 846 837 688 2,631 1,664 Loss on early extinguishment of debt settled in cash — — — — (1,874) — (4,374) Non-cash straight line rent adjustments included in rental income (1,765) (2,775) (2,686) (2,240) (3,924) (7,226) (13,128) Lease value amortization included in rental income 204 233 343 452 447 780 1,836 Net amortization of debt premiums, discounts and issuance costs 2,176 2,366 2,404 2,405 2,442 6,946 7,366 Recurring capital expenditures (25,882) (20,833) (11,447) (16,037) (26,341) (58,162) (56,817) CAD $ 28,072 $ 37,823 $ 51,006 $ 42,649 $ 30,877 $ 116,901 $ 112,360 Weighted average common shares outstanding (basic) 48,286 48,249 48,243 48,243 48,211 48,260 48,179 Weighted average common shares outstanding (diluted) 48,286 48,249 48,243 48,251 48,244 48,260 48,179 Per common share amounts (basic and diluted): Net income (loss) $ 0.35 $ (0.33) $ (0.28) $ 0.35 $ 0.08 $ (0.27) $ (0.52) FFO $ 1.11 $ 1.21 $ 1.30 $ 1.30 $ 1.33 $ 3.63 $ 3.28 Normalized FFO $ 1.11 $ 1.22 $ 1.30 $ 1.20 $ 1.24 $ 3.64 $ 3.67 CAD $ 0.58 $ 0.78 $ 1.06 $ 0.88 $ 0.64 $ 2.42 $ 2.33 (1) For more information regarding acquisition and transaction related costs, see footnote (1) on page 8. (2) For more information regarding business management incentive fees, see footnote (2) on page 8. (3) Non-cash expenses include equity based compensation, adjustments recorded to capitalize interest expense and amortization of the liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively. Calculation of FFO, Normalized FFO and CAD (amounts in thousands, except per share data) RETURN TO TABLE OF CONTENTS

Supplemental Q3 2022 19 For the Three Months Ended For the Nine Months Ended 9/30/2022 9/30/2021 9/30/2022 9/30/2021 Properties (end of period) 152 152 150 150 Rentable sq. ft. 20,040 20,035 19,139 19,144 Percent leased 93.8% 93.3% 93.6% 93.1% Rental income $ 133,923 $ 133,153 $ 364,924 $ 360,539 Same Property NOI $ 84,347 $ 85,768 $ 239,650 $ 243,344 Same Property Cash Basis NOI $ 82,518 $ 82,293 $ 230,740 $ 232,311 Same Property NOI % margin 63.0% 64.4% 65.7% 67.5% Same Property Cash Basis NOI % margin 62.4% 63.4% 64.8% 66.4% Same Property NOI % change (1.7%) (1.5%) Same Property Cash Basis NOI % change 0.3% (0.7%) Summary Same Property Results (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS Washington, D.C.

Supplemental Q3 2022 20 As of and for the Three Months Ended As of and for the Nine Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 9/30/2022 Properties (end of period) (1) 162 172 174 178 178 162 Rentable sq. ft. (1) 21,211 22,491 22,941 23,271 23,274 21,211 Percentage leased 90.7% 89.4% 88.8% 89.5% 89.0% 90.7% Leasing Activity (sq. ft.): New leases 223 126 236 270 274 585 Renewals 383 553 336 432 385 1,272 Total 606 679 572 702 659 1,857 % Change in GAAP Rent: (2) New leases 59.1% 8.7% 6.7% (4.9%) (7.6%) 27.8% Renewals 0.2% 4.0% 3.8% 6.3% 5.4% 2.7% Total 21.6% 4.9% 5.1% 4.0% (0.1%) 11.0% Weighted Average Lease Term by Sq. Ft. (years): New leases 9.9 8.3 10.4 11.5 12.9 9.8 Renewals 5.5 9.4 10.9 2.5 9.6 8.6 Total 7.2 9.2 10.7 6.0 10.9 9.0 Leasing Cost and Concession Commitments: New leases $ 33,957 $ 11,199 $ 26,855 $ 8,543 $ 27,322 $ 72,011 Renewals 9,056 26,170 5,893 3,795 18,811 41,119 Total $ 43,013 $ 37,369 $ 32,748 $ 12,338 $ 46,133 $ 113,130 Leasing Cost and Concession Commitments per Sq. Ft.: New leases $ 152.13 $ 89.01 $ 113.66 $ 31.68 $ 99.81 $ 123.03 Renewals $ 23.66 $ 47.36 $ 17.56 $ 8.78 $ 48.85 $ 32.35 Total $ 70.98 $ 55.08 $ 57.26 $ 17.57 $ 70.02 $ 60.94 Leasing Cost and Concession Commitments per Sq. Ft. per Year: New leases $ 15.33 $ 10.79 $ 10.94 $ 2.75 $ 7.74 $ 12.62 Renewals $ 4.27 $ 5.05 $ 1.61 $ 3.54 $ 5.11 $ 3.75 Total $ 9.92 $ 6.00 $ 5.36 $ 2.95 $ 6.40 $ 6.79 (1) Includes one leasable land parcel. (2) Percent difference in prior rents charged for same space or, in the case of space acquired vacant, market rental rates for similar space in the building at the date of acquisition. Rents include estimated recurring expense reimbursements paid to us, exclude lease value amortization and are net of lease concessions. Occupancy and Leasing Summary (dollars and sq. ft. in thousands, except per sq. ft. data) This leasing summary is based on leases entered during the periods indicated. RETURN TO TABLE OF CONTENTS

Supplemental Q3 2022 21 Investment Grade 63.0% Non-Investment Grade 7.6% Not Rated 29.4% Percentage of Total Annualized Rental Income Tenant Credit Characteristics (4) (3) Tenant Industry Tenant Diversity and Credit Characteristics As of September 30, 2022 RETURN TO TABLE OF CONTENTS (1) US Government: 19.2% Other Government: 8.6% Government Contractors: 6.5% Real Estate & Financial: 16.9% Technology & Communications: 16.4% Legal & Other Professional Services: 11.4% Manufacturing & Transportation: 10.5% Life Sciences and Medical: 3.2% Food: 2.5% Hospitality: 2.1% Energy Services: 1.0% Other: 1.7% Total Government: 34.3% (1) (1) Includes state governments and municipalities. Parsippany, NJ

Supplemental Q3 2022 22 Tenant Credit Rating Sq. Ft. % of Leased Sq. Ft. Annualized Rental Income % of Total Annualized Rental Income 1 U.S. Government Investment Grade 3,894 20.2% $ 105,440 19.1% 2 Alphabet Inc. (Google) Investment Grade 386 2.0% 23,713 4.3% 3 Shook, Hardy & Bacon L.L.P. Not Rated 596 3.1% 19,336 3.5% 4 IG Investments Holdings LLC Not Rated 338 1.8% 16,788 3.0% 5 Bank of America Corporation Investment Grade 577 3.0% 15,766 2.9% 6 State of California Investment Grade 523 2.7% 15,762 2.9% 7 Commonwealth of Massachusetts Investment Grade 311 1.6% 12,260 2.2% 8 CareFirst Inc. Not Rated 207 1.1% 11,498 2.1% 9 Northrop Grumman Corporation Investment Grade 337 1.8% 11,465 2.1% 10 Tyson Foods, Inc. Investment Grade 248 1.3% 11,042 2.0% 11 Sonesta International Hotels Corporation (1) Not Rated 230 1.2% 10,745 2.0% 12 CommScope Holding Company Inc Non Investment Grade 228 1.2% 9,370 1.7% 13 Sonoma Biotherapeutics, Inc. (2) Not Rated 84 0.4% 7,468 1.4% 14 State of Georgia Investment Grade 308 1.6% 7,383 1.3% 15 PNC Bank Investment Grade 441 2.3% 6,924 1.3% 16 Micro Focus International plc Non Investment Grade 215 1.1% 6,905 1.3% 17 Compass Group plc Investment Grade 267 1.4% 6,703 1.2% 18 ServiceNow, Inc. Investment Grade 149 0.8% 6,637 1.2% 19 Allstate Insurance Co. Investment Grade 468 2.4% 6,479 1.2% 20 Leidos Holdings Inc. Investment Grade 159 0.8% 6,117 1.1% 21 Automatic Data Processing, Inc. Investment Grade 289 1.5% 6,087 1.1% 22 Church & Dwight Co., Inc. Investment Grade 250 1.3% 6,037 1.1% 10,505 54.6% $ 329,925 60.0% Tenants Representing 1% or More of Total Annualized Rental Income As of September 30, 2022 (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS Houston, TX (1) In June 2021, we entered into a 30-year lease with Sonesta International Hotels Corporation, or Sonesta. The lease relates to the redevelopment of a property we own in Washington, D.C to a mixed use and Sonesta's lease relates to the planned hotel component of the property. The term of the lease commences upon our delivery of the completed hotel, which is estimated to occur in the second quarter of 2023. (2) In August 2022, we entered into an approximately 10-year lease with Sonoma Biotherapeutics, Inc. The lease is at a property we own in Seattle, WA that is currently undergoing redevelopment. The term of the lease is estimated to commence in the fourth quarter of 2023. San Jose, CA

Supplemental Q3 2022 23 Year (1) Number of Leases Expiring Leased Square Feet Expiring % of Total Leased Square Feet Expiring Cumulative % of Total Leased Square Feet Expiring Annualized Rental Income Expiring % of Total Annualized Rental Income Expiring Cumulative % of Total Annualized Rental Income Expiring 2022 17 160 0.8% 0.8% $ 4,443 0.8% 0.8% 2023 64 2,374 12.3% 13.1% 77,045 14.0% 14.8% 2024 50 3,028 15.7% 28.8% 79,495 14.4% 29.2% 2025 43 2,036 10.6% 39.4% 43,564 7.9% 37.1% 2026 36 1,565 8.1% 47.5% 41,418 7.5% 44.6% 2027 35 2,055 10.7% 58.2% 52,053 9.5% 54.1% 2028 17 1,282 6.7% 64.9% 49,042 8.9% 63.0% 2029 18 732 3.8% 68.7% 22,550 4.1% 67.1% 2030 22 839 4.4% 73.1% 24,585 4.5% 71.6% 2031 and thereafter 57 5,165 26.9% 100.0% 156,408 28.4% 100.0% Total 359 19,236 100.0% $ 550,603 100.0% Weighted average remaining lease term (in years) 6.0 6.3 (1) The year of lease expiration is pursuant to current contract terms. Lease Expiration Schedule As of September 30, 2022 (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS Chicago, IL

Supplemental Q3 2022 24 Non-GAAP Financial Measures We present certain “non-GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, or SEC, including NOI, Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, EBITDA, EBITDAre, Adjusted EBITDAre, FFO, Normalized FFO and CAD. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI and Cash Basis NOI The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on page 15 and Same Property NOI and Same Property Cash Basis NOI as shown on page 16. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. We calculate Same Property NOI and Same Property Cash Basis NOI in the same manner that we calculate the corresponding NOI and Cash Basis NOI amounts, except that we only include same properties in calculating Same Property NOI and Same Property Cash Basis NOI. We use NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 17. EBITDAre is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets and adjustments to reflect our share of EBITDAre of our unconsolidated joint ventures. In calculating Adjusted EBITDAre, we adjust for the items shown on page 17 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO We calculate funds from operations, or FFO, and Normalized FFO as shown on page 18. FFO is calculated on the basis defined by Nareit, which is net income (loss), calculated in accordance with GAAP, plus real estate depreciation and amortization of consolidated properties and our proportionate share of the real estate depreciation and amortization of unconsolidated joint venture properties, but excluding impairment charges on real estate assets and any gain or loss on sale of real estate, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO, we adjust for the other items shown on page 18 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do. Cash Available for Distribution We calculate cash available for distribution, or CAD, as shown on page 18. We define CAD as Normalized FFO minus recurring real estate related capital expenditures and adjusted for other non-cash and non-recurring items plus certain amounts excluded from Normalized FFO but settled in cash. CAD is among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other real estate companies and REITs may calculate CAD differently than we do. Non-GAAP Financial Measures and Certain Definitions RETURN TO TABLE OF CONTENTS

Supplemental Q3 2022 25 Adjusted total assets and total unencumbered assets include the original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. Annualized dividend yield is the annualized dividend per share paid during the period divided by the closing price of our common shares at the end of the period. Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of September 30, 2022, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization. Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. Cap rate represents the ratio of (x) annual straight line rental income, excluding the impact of above and below market lease amortization, based on existing leases at the acquisition date, less estimated annual property operating expenses as of the date of the acquisition, excluding depreciation and amortization expense, to (y) the acquisition purchase price. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on early extinguishment of debt, gains and losses on sales of properties and equity in earnings of unconsolidated joint ventures and including distributions from our unconsolidated joint ventures, if any, determined together with debt service for the period presented. Development, redevelopment and other activities generally include capital expenditure projects that reposition a property or result in new sources of revenue. GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross sales price is equal to the gross contract price and excludes closing costs. Investment grade tenants include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and/or (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 52.4% of annualized rental income as of September 30, 2022 were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 10.6% of annualized rental income as of September 30, 2022 were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents). Lease related costs generally include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Leased square feet is pursuant to leases existing as of September 30, 2022, and includes (i) space being fitted out for tenant occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Leasing cost and concession commitments include commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. Net debt is total debt less cash. Percent leased includes (i) space being fitted out for occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date. Purchase price represents the gross purchase price, including assumed debt, if any, and excludes acquisition related costs and purchase price adjustments and allocations. Rentable square feet represents total square feet available for lease as of the measurement date. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Same properties for the three months ended September 30, 2022 is based on properties we owned continuously since July 1, 2021; excludes properties classified as held for sale and properties undergoing significant redevelopment, if any, and three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. Same properties for the nine months ended September 30, 2022 is based on properties we owned continuously since January 1, 2021; excludes properties classified as held for sale and properties undergoing significant redevelopment, if any, and three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. Same property cash basis NOI % margin is Same Property Cash Basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straightline rent adjustments, the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. Same property NOI % margin is Same Property NOI as a percentage of rental income. Total debt represents the outstanding principal balance as of the date reported. Total gross assets is total assets plus accumulated depreciation. Weighted average remaining lease term is the average remaining lease term in years weighted based on rental income. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q3 2022 26 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS Chicago, IL